File No. 333-31972
                                                                     Rule 497(e)

                         OVATION ACCESS VARIABLE ANNUITY

                                    issued by

                           AIG LIFE INSURANCE COMPANY

                                   through its

                               VARIABLE ACCOUNT I

                Supplement dated January 15, 2001 to the profile and prospectus dated July 6, 2000.

This supplement describes the estate benefit payment, which is an optional death benefit we are offering as part of your contract. Please read this supplement carefully and keep it with your profile and prospectus for future reference.

The estate benefit payment is payable in addition to any other death benefit in effect at the time of your death. If you select the estate benefit payment, we will increase the death benefit payable upon your death by the amount of the estate benefit payment determined as follows:

o If you are age 60 or younger on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 70% of net premium or (b) 70% of the Contract Value less net premium.

o If you are between ages 61 and 70 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 50% of net premium or (b) 50% of the Contract Value less net premium.

o If you are between ages 71 and 80 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 30% of net premium or (b) 30% of the Contract Value less net premium.

If upon your death your spouse elects to continue the contract in his or her name, the spouse's age as of the date of your death will be the age we use to determine the amount of estate benefit payment payable upon the spouse's death.

Net premium is equal to the total of all premium paid after adjusting each premium for surrenders. We adjust each premium by making a proportionate reduction from the amount of the premium prior to the surrender. We determine the proportion by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to each surrender.

If you select the estate benefit payment, we will calculate and deduct a charge against the assets in the variable account equal to an annual charge of .20%.